                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                 FORM 8-K


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                              -----------



           Date of Report (Date of earliest event reported):


                     May 7, 2004 (May 3, 2004)
              -----------------------------------------

                    CRIIMI MAE FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Maryland         33-94694            52-1931369
  (State of        (Commission         (IRS Employer
 incorporation)     File Number)      Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                             (301) 816-2300
  ----------------------------------------------------------------
         (Registrant's telephone number, including area code)


  ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     Exhibit Index is on Page 4

Item 5.           Other Events
                  ------------

     Attached hereto is the Report to Mortgage Certificateholders for the payment date May 3, 2004, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

     Exhibit 20.1 CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated May 3, 2004.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRIIMI MAE Financial Corporation


May _, 2004                           /s/ Cynthia O. Azzara
-----------------                    -----------------------------------
                                     Cynthia O. Azzara
                                     Its: Executive Vice President
                                           and Chief Financial Officer

                     Index to Exhibits


Exhibit No.              Description                               Page
-----------              -----------                               ----
20.1                     CRIIMI MAE Financial                        5
                         Corporation  7.00%
                         Collateralized Mortgage
                         Obligations due January 1,
                         2033, Report to Mortgage
                         Certificate holders dated
                         May 3, 2004

Exhibit 20.1
------------
U.S. Bank
U.S. Bank Corporate Trust Services            Payment Date:    May 3, 2004
Trustee's Report to Certificateholders        Record Date:     April 30, 2004

Contents

Principal and Interest Details        6         Delinquency               7
Balance Information                   6         Other Information         8
                                                Supplemental Loan
                                                Level remittance
                                                and delinquency
                                                information               9

Report Sections                   Preparer
---------------                   --------
Distribution Date Statement       Trustee

U.S. Bank Information Delivery Vehicles
------------------------------------------
Web Site:                                 http://www.usbank.com/abs
For other information delivery requests:  ct.information.delivery@usbank.com

Deal-Specific Contacts
----------------------
Account Officer (trustee and paying agent
    questions):                               Daniel Scully    (617) 603-6407
Account Administrator (analytics and
    collateral questions):                    Jason Soulia     (617) 603-6437
Servicer        CRIIMI MAE                    Karen Walter     (301) 468-3194

Rating Agency Contacts
----------------------
Fitch IBCA, Inc.                        Moody's Investors Service
One State Street Plaza                  99 Church Street
New York, New York  10004               New York, New York  10007
(212) 908-0500                          (212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York  10041
(212) 438-2430


Disclaimer Notice
-----------------

This report has been prepared by, or is based on information furnished to U.S. Bank Corporate Trust Services ("US Bank") by, one or more third parties
(e.g. Servicers, Master Servicer, etc.) and U.S. Bank has not independently verified information received from or prepared by any such third party. U.S. Bank shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and U.S. Bank makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  May 3, 2004

Principal Distribution Detail

                             Scheduled                 Principal             FHA Insurance         Realized         Net Principal
                             Principal                Prepayments               Proceeds            Losses           Distribution
                             -------------        -----------------        ------------------    ------------     ----------------
       FHA Mortgages         $  19,429.55         $         0.00           $      0.00            $   0.00        $    19,429.55
       GNMA                  $  46,203.75         $         0.00                   N/A            $   0.00        $    46,203.75
       Total                 $  65,633.30         $         0.00           $      0.00            $   0.00        $    65,633.30

Interest Distribution Detail

                                                                             Interest                Net Int. Dist.
                                                    Interest                  Strip                   Incl. Prepay
                                                     Amount                   Amount                    Penalty
                                                  ----------------       ----------------        --------------------
       FHA Mortgages                              $  121,132.54          $    8,708.33           $   112,424.21
       GNMA                                       $  233,974.84                    N/A           $   233,974.84
       Total                                      $  355,107.38          $    8,708.33           $   346,399.05

Interest Payable on Bonds

                                  Beginning                Interest            Interest                  Additional
                                   Balance               Rate (Fixed)           Payable              Interest Payable
                             -------------------      -------------------    --------------        -------------------
                               $ 45,800,780.88               7.00%           $267,171.22             $        0.00

Principal Balance of Collateral

                                                  Actual Beginning            Actual Principal            Actual Ending
                                                       Balance                    Payable                    Balance
                                                ---------------------       ---------------------      -------------------
       FHA Mortgages                            $  17,727,340.13            $    19,429.55             $ 17,707,910.58
       GNMA                                     $  34,945,076.57            $    46,203.75             $ 34,898,872.82
       Total                                    $  52,672,416.70            $    65,633.30             $ 52,606,783.40

Principal Balance of Bonds

                                                           Beginning                Principal                 Ending
                                                            Balance                  Payable                 Balance
                                                      ---------------------    ---------------------    ------------------------
                                                        $ 45,800,780.88             $ 65,633.30           $ 45,735,147.58

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  May 3, 2004

Delinquent Mortgage Loans

                                         One Month           Two Months           Three Months+         Foreclosures
                                     -----------------    -----------------     -----------------     ----------------
Number                                             0                  0                      0                    0
Scheduled Ending Principal Balance    $         0.00      $        0.00         $         0.00         $       0.00
Actual Ending Principal Balance:      $         0.00      $        0.00         $         0.00         $       0.00

    Delinquent Mortgage Loans Detail

                                          Months             Loan              Actual Stated               Status of
                                        Delinquent          Number           Principal Balance            Foreclosure
                                     ---------------    ---------------    ---------------------        -----------------
Number                                                                                                        N/A
Scheduled Ending Principal Balance                                                                            N/A
Actual Ending Principal Balance:                                                                              N/A


    Liquidations

                                                Loan            Nature of           Final Recovery          Status of
                                               Number          Liquidation           Determination         Foreclosure
                                            ------------     ---------------      ------------------     ----------------





CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  May 3, 2004

P&I Advances



Aggregate P&I Advances                                         $0.00
Aggregate unreimbursed P&I Advances                            $0.00
Interest on P&I Advances paid to Master Servicer               $0.00
Interest accrued on unreimbursed P&I Advances                  $0.00

Realized Losses

Aggregate Realized Losses incurred                             $0.00

Fees


                                         Master                 Trustee
                                      Servicing Fee               Fee
                                    -----------------         --------------
FHA Mortgages                        $      738.64             $   132.96
GNMA                                 $    1,456.04             $   262.09
Total                                $    2,194.68             $   395.05


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                                                                               Scheduled         Actual
                                            Maturity    Note     Net      Pass-thru    I/O     Beginning       Beginning
Loan No.            Property Name             Date      Rate     Rate       Rate      Rate      Balance         Balance
---------         ------------------        --------   -------  -------   ---------  -------  ------------    ------------
086-15001         Austin Hewitt House - II  01/01/31    9.500%   9.250%     9.191%   0.875%     225,486.13       225,486.13
086-43027         Austin Hewitt House       01/01/31   10.750%  10.500%    10.441%   1.500%   1,037,903.86     1,037,903.86
                  Expansion
117-43049         Bell Avenue Nursing       09/01/31   11.000%  10.580%    10.521%   2.455%   1,805,686.77     1,805,686.77
                  Home
083-10013         Guardian Court Apts       06/01/34    8.750%   8.625%     8.566%   2.000%   2,131,438.93     2,131,438.93
000-43043         Stoddard Baptist Nursing  03/01/27    8.000%   7.900%     7.841%   0.000%   8,619,066.76     8,619,066.76
                  Home
121-35818         Woodcreek Apartments      10/01/26    7.250%   7.125%     7.066%   0.000%   3,907,757.72     3,907,757.72
                                                                                             -------------    -------------
                  FHA Subtotal              11/23/28     8.41%    8.26%      8.20%    0.59%  17,727,340.17    17,727,340.17


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                             Scheduled      Actual        Scheduled       Actual       Scheduled       Actual Net
                                               P & I         P & I        Principal      Principal      Interest        Interest
Loan No.             Property Name            (Gross)        (Net)         Payment        Payment       Payment         Payment
--------          -------------------        ---------     ---------     -----------     ---------    -----------     -------------
086-15001         Austin Hewitt House - II    1,938.08      1,891.10        152.98        152.98        1,738.12        1,738.12
086-43027         Austin Hewitt House         9,855.73      9,639.50        557.84        557.84        9,081.66        9,081.66
                  Expansion
117-43049         Bell Avenue Nursing        17,409.23     16,777.25        857.11        857.11       15,920.14       15,920.14
                  Home
083-10013         Guardian Court Apts        16,739.55     16,517.53      1,197.81      1,197.81       15,319.72       15,319.72
000-43043         Stoddard Baptist Nursing   68,388.21     67,669.96     10,927.77     10,927.77       56,742.19       56,742.19
                  Home
121-35818         Woodcreek Apartments       29,345.41     28,938.35      5,736.04      5,736.04       23,202.31       23,202.31
                                            ----------    ----------     ---------     ---------      ----------     -----------
                  FHA Subtotal              143,676.21    141,433.69     19,429.55     19,429.55      122,004.14      122,004.14


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                                                                                                   Paid
                                                                                                                    in
                                           Interest        WL/NIS       Scheduled        Actual        Delinq      Full
Loan No.            Property Name           Strip         Interest      Ending Bal.     Ending Bal.    Status      Amt.
--------          ----------------         --------     -----------   -------------   -------------   --------  -----------
086-15001         Austin Hewitt House - II   164.42       1,573.71      225,333.15      225,333.15
086-43027         Austin Hewitt House      1,297.38       7,784.28    1,037,346.02    1,037,346.02
                  Expansion
117-43049         Bell Avenue Nursing      3,694.13      12,226.00    1,804,829.66    1,804,829.66
                  Home
083-10013         Guardian Court Apts      3,552.40      11,767.32    2,130,241.12    2,130,241.12
000-43043         Stoddard Baptist Nursing     0.00      56,742.19    8,608,138.99    8,608,138.99
                  Home
121-35818         Woodcreek Apartments         0.00      23,202.31    3,902,021.68    3,902,021.68
                                          ---------     ----------   -------------   -------------           -------------
                  FHA Subtotal             8,708.33     113,295.81   17,707,910.62   17,707,910.62


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                                                                                     Scheduled         Actual
                                              Maturity      Note       Net     Pass-thru   I/O       Beginning        Beginning
Loan No.             Property Name              Date        Rate       Rate      Rate      Rate       Balance          Balance
--------          -----------------           ----------   ------     ------   ---------  ------  -------------    -------------
364007            Baptist Retirement System    06/15/18    8.250%     8.000%     7.941%            2,666,443.26     2,666,443.26
364008            Bellhaven Nursing Center     12/15/31    8.625%     8.375%     8.316%           13,617,588.22    13,617,588.22
385399            Capital Crossing Apts        05/15/21    7.980%     7.730%     7.671%            9,266,868.67     9,266,868.67
382271            Fox Hills Apartments         05/15/24    8.700%     8.250%     8.191%              894,808.12       894,808.12
318504            Plaza Apartments             11/15/30    8.000%     7.750%     7.691%            1,217,477.01     1,217,477.01
400387            Regal Ridge Apartments       04/15/35    8.250%     8.000%     7.941%            4,293,503.41     4,293,503.41
365647            The Rebecca Apartments       03/15/34    8.500%     8.250%     8.191%            2,988,385.78     2,988,385.78
                                                                                                  -------------    -------------
                  GNMA Subtotal                10/01/29     8.35%      8.09%      8.03%   0.00%   34,945,074.47    34,945,074.47

                  Total                        05/01/29     8.37%      8.15%      8.09%   0.20%   52,672,414.64    52,672,414.64


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                               Scheduled     Actual     Scheduled        Actual        Scheduled       Actual Net
                                                 P & I       P & I      Principal       Principal       Interest        Interest
Loan No.            Property Name              (Gross)       (Net)       Payment         Payment        Payment         Payment
--------          ----------------            ----------  ----------   -----------    -----------     ------------   --------------
364007            Baptist Retirement System    26,719.70   26,164.19     8,387.90       8,387.90        17,776.29      17,776.29
364008            Bellhaven Nursing Center    107,805.31  104,968.34     9,928.92       9,928.92        95,039.42      95,039.42
385399            Capital Crossing Apts        82,749.62   80,819.03    21,124.95      21,124.95        59,694.08      59,694.08
382271            Fox Hills Apartments          7,854.81    7,519.26     1,367.45       1,367.45         6,151.81       6,151.81
318504            Plaza Apartments              9,215.81    8,962.17     1,099.30       1,099.30         7,862.87       7,862.87
400387            Regal Ridge Apartments       32,002.70   31,108.22     2,484.86       2,484.86        28,623.36      28,623.36
365647            The Rebecca Apartments       22,978.10   22,355.52     1,810.37       1,810.37        20,545.15      20,545.15
                                              ----------  -----------   ---------      ---------       ----------     ----------
                  GNMA Subtotal               289,326.05  281,896.72    46,203.75      46,203.75       235,692.97     235,692.97

                  Total                       433,002.26  423,330.41    65,633.30      65,633.30       357,697.11     357,697.11


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  May 3, 2004

                                                                                                                     Paid in
                                            Interest      WL/NIS        Scheduled         Actual        Delinq        Full
Loan No.            Property Name            Strip       Interest       Ending Bal.      Ending Bal.    Status       Amount
--------          ----------------          --------    -----------   --------------  ---------------  -------   -------------
364007            Baptist Retirement System                             2,658,055.36    2,658,055.36
364008            Bellhaven Nursing Center                             13,607,659.30   13,607,659.30
385399            Capital Crossing Apts                                 9,245,743.72    9,245,743.72
382271            Fox Hills Apartments                                    893,440.67      893,440.67
318504            Plaza Apartments                                      1,216,377.71    1,216,377.71
400387            Regal Ridge Apartments                                4,291,018.55    4,291,018.55
365647            The Rebecca Apartments                                2,986,575.41    2,986,575.41
                                                                      --------------  --------------
                  GNMA Subtotal                                        34,898,870.72   34,898,870.72

                  Total                    8,708.33     113,295.81     52,606,781.34   52,606,781.34
